Exhibit 99.6

News

FOR IMMEDIATE RELEASE

Media Contact:

Bryce McDevitt

+1 703.851.4425

Bryce.McDevitt@Parsons.com

Investor Relations Contact:

Dave Spille

+ 1 571.655.8264

Dave.Spille@parsons.com

Parsons Announces Offering Of $300.0 Million Of Convertible Senior Notes Due 2025

CENTREVILLE, Va. (Aug. 17, 2020) – Parsons Corporation (NYSE: PSN) (the “Company”) announced today that it intends to offer, subject to market and other conditions, $300.0 million aggregate principal amount of convertible senior notes due 2025 (the “notes”) in a private placement. The Company also expects to grant the initial purchasers an option to purchase, for settlement within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $45.0 million aggregate principal amount of notes.

The notes will be senior, unsecured obligations of the Company. The notes will accrue interest payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2021. The notes will mature on August 15, 2025, unless earlier repurchased, redeemed or converted.

Prior to March 15, 2025, the notes will be convertible at the option of the holders only upon the occurrence of specified events, and thereafter until the close of business on the second scheduled trading day immediately preceding the maturity date, the notes will be convertible at any time. Upon conversion, the notes will settle for cash, shares of the Company’s common stock, or a combination thereof, at the Company’s option. The Company may redeem for cash all or any portion of the notes, at its option, on or after August 21, 2023 and before the 51st scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of the Company’s common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

The Company expects to use the net proceeds from the sale of the notes to pay the net cost of the convertible note hedge transactions (after such cost is partially offset by the proceeds to the Company of the warrant transactions) and for general corporate purposes, including but not limited to, working capital and potential acquisitions.

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If the initial purchasers exercise their option to purchase additional notes, the Company may sell additional warrants and use a portion of the net proceeds from the sale of the additional notes, together with the proceeds from the sale of the additional warrants, to enter into additional convertible note hedge transactions. Any remaining proceeds will be used for general corporate purposes, including but not limited to, working capital and potential acquisitions.

In connection with the offering, the Company expects to enter into convertible note hedge transactions with one or more of the initial purchasers of the notes or their respective affiliates and/or other financial institutions (the “option counterparties”). The Company also expects to enter into warrant transactions with the option counterparties. The convertible note hedge transactions are expected generally to reduce potential dilution to the Company’s common stock upon any conversion of notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be. However, the warrant transactions could separately have a dilutive effect to the extent that the market value per share of the Company’s common stock upon expiration exceeds the applicable strike price of the warrants.

In connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

The offering is being made to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the notes and any shares of the Company’s common stock issuable upon conversion of the notes have not been and are not expected to be registered under the Securities Act, or under any state securities laws, and, unless so registered, the notes and such shares may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

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This announcement does not constitute an offer to sell or the solicitation of an offer to buy the notes in the offering, nor shall there be any sale of such notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Parsons

Parsons (NYSE: PSN) is a leading disruptive technology provider in the global defense, intelligence, and critical infrastructure markets, with capabilities across cybersecurity, missile defense, space, connected infrastructure, and smart cities. Please visit parsons.com, and follow us on LinkedIn and Facebook to learn how we’re making an impact.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results and events may vary materially from those indicated in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: the impact of COVID-19; any issue that compromises our relationships with the U.S. federal government or its agencies or other state, local or foreign governments or agencies; any issues that damage our professional reputation; changes in governmental priorities that shift expenditures away from agencies or programs that we support; our dependence on long-term government contracts, which are subject to the government’s budgetary approval process; the size of our addressable markets and the amount of government spending on private contractors; failure by us or our employees to obtain and maintain necessary security clearances or certifications; failure to comply with numerous laws and regulations; changes in government procurement, contract or other practices or the adoption by governments of new laws, rules, regulations and programs in a manner adverse to us; the termination or nonrenewal of our government contracts, particularly our contracts with the U.S. federal government; our ability to compete effectively in the competitive bidding process and delays, contract terminations or cancellations caused by competitors’ protests

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of major contract awards received by us; our ability to generate revenue under certain of our contracts; any inability to attract, train or retain employees with the requisite skills, experience and security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; changes in estimates used in recognizing revenue; internal system or service failures and security breaches; and inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements or other unfavorable outcomes. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our Annual Report with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2019 on Form 10K, filed on March 10, 2020, our Quarterly Reports on Form 10-Q for the period ended March 31, 2020 and June 30, 2020 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statement that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

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